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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 8, 2007

                         GALAXY NUTRITIONAL FOODS, INC.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                       1-15345                25-1391475
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(State or other juristidiction   (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

                          5955 T.G. Lee Blvd, Suite 201
                             Orlando, Florida 32822
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               (Address of Principal Executive Offices) (Zip Code)

                                 (407) 855-5500
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              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Section 5         Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On March 8, 2007, Angelo S. Morini, our founder, resigned his position as a director of Galaxy Nutritional Foods, Inc. (the "Company").

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           GALAXY NUTRITIONAL FOODS, INC.

March 14, 2007                             By:      /s/ Salvatore J. Furnari
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                                           Name: Salvatore J. Furnari
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                                           Title:   Chief Financial Officer
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